SUPPLEMENT TO THE FIDELITY ADVISOR FUNDS
CLASS A, CLASS T, AND CLASS B PROSPECTUS
DATED AUGUST 30, 1996
The following information supplements the "FMR and Its Affiliates" discussion found in the "The Funds in Detail" section beginning on page 28. As of July 31, 1996, approximately 53.67% of California Municipal Income's total outstanding shares and 31.23% of New York Municipal Income's total outstanding shares were held by FMR Corp. Mr. Edward C. Johnson 3d, President and Trustee of each fund, is a member of a family group which, by virtue of its owning approximately 49% of the voting securities of FMR Corp., may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp. Therefore, based on his membership in this group, Mr. Edward C. Johnson 3d may be deemed to be a beneficial owner of these shares of California Municipal Income and New York Municipal Income, respectively.
   The following information supplements the information found in the "Securities and Investment Practices" section beginning on page 35.
    CASH MANAGEMENT.    A fund may invest in money market securities, in a
pooled account of repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income (exempt from federal income tax in the case of a tax-free money market fund) while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
RESTRICTIONS: California Municipal Income and New York Municipal Income do not currently intend to invest in money market securities or a money market fund. High Income Municipal, Intermediate Municipal Income, and Short-Intermediate Municipal Income do not currently intend to invest in a pooled account of repurchase agreements. Equity Growth and Strategic Opportunities will not invest in a money market fund.
The following information replaces the similar information found in the "Sales Charge Reductions and Waivers" section beginning on page 55.
A FRONT-END SALES CHARGE WILL NOT APPLY TO THE FOLLOWING CLASS T SHARES:
5. Purchased for a Fidelity or Fidelity Advisor account with the proceeds of a distribution (i) from an employee benefit plan that qualified for waiver (11) or had a minimum $3 million in plan assets invested in Fidelity funds; or (ii) from an insurance company separate account qualifying under
(6) below, or used to fund annuity contracts purchased by employee benefit plans having in the aggregate at least $3 million in plan assets invested in Fidelity funds. (Distributions other than those transferred to an IRA account must be transferred directly into a Fidelity account.)

SUPPLEMENT TO THE FIDELITY ADVISOR INSTITUTIONAL CLASS PROSPECTUS
DATED FEBRUARY 26, 1996
Class A has been renamed "Class T" and a new class of shares (Class A) will be available for purchase on or about September 3, 1996. In addition, Fidelity Global Resources Fund has been renamed Fidelity Natural Resources Fund.
The following information replaces the seventh paragraph on page 3 in the "Who May Want to Invest" section.
Government Investment is designed for investors who seek high current income from a portfolio of U.S. Government securities in a manner consistent with preserving principal.
Intermediate Bond and Short Fixed-Income are designed for investors who seek high current income from a portfolio of investment-grade debt securities consistent with capital preservation.
The following information replaces the last paragraph beginning on page 3 in the "Who May Want to Invest" section.
Each fund is composed of multiple classes of shares. All classes of a fund have a common investment objective and investment portfolio. Class A and Class T shares have front-end sales charge and pay a distribution fee. Class T shares may be subject to a contingent deferred sales charge (CDSC). Natural Resources offers Class B shares which do not have a front-end sales charge, but do have a CDSC, and pay a distribution fee and a shareholder service fee. Because Institutional Class shares have no sales charge, and do not pay a distribution fee or a shareholder service fee, Institutional Class shares are expected to have a higher total return than Class A, Class T, or Class B shares. You may obtain more information about Class A, Class T, and Class B, which are not offered through this prospectus, by calling 1-800-843-3001 or from your investment professional.
The following information replaces the first paragraph and table in the "Expenses" section on page 4.
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy, sell, or hold Institutional Class shares of a fund.
Maximum sales charge on purchases and                              None
reinvested distributions

Maximum deferred sales                                             None
charge

Redemption fee (except Natural Resources)                          None

Redemption fee for Natural Resources on shares held                1.00
less than 60 days[A] (as a % of amount redeemed)                   %

Exchange fee                                                       None

Annual account maintenance fee                                     $12.0
(for accounts under $2500)                                         0

[A] NATURAL RESOURCES WILL CHARGE A REDEMPTION FEE ON SHARES PURCHASED ON OR AFTER MARCH 1, 1997.
The following information replaces the similar information regarding Income & Growth, Natural Resources, and Short Fixed-Income found in the "Expenses" section beginning on page 4.
The following are based on historical expenses, adjusted for current fees, of the Institutional Class of Income & Growth and Natural Resources, and are calculated as a percentage of average net assets of the Institutional Class of Income & Growth and Natural Resources, respectively. A portion of the brokerage commissions that each fund paid was used to reduce other expenses. Including this reduction, total operating expenses would have been 0.94% and 1.17% for the Institutional Class of Income & Growth and Natural Resources, respectively.
      Operating Expenses

INCOME & GROWTH   Management fee (after      0.46%[B
                  fee reduction)             ]

                  12b-1 fee (Distribution    None
                  fee)

                  Other expenses             0.49%[A
                                             ]

                  Total operating            0.95%
                  expenses

          Operating Expenses

NATURAL RESOURCES   Management fee (after      0.61%[C
                    fee reduction)             ]

                    12b-1 fee (Distribution    None
                    fee)

                    Other expenses             0.58%[A
                                               ]

                    Total operating            1.19%
                    expenses

          Operating Expenses

SHORT          Management fee             0.45%
FIXED-INCOME

               12b-1 fee (Distribution    None
               fee)

               Other expenses  (after     0.30%[A
               reimbursement)             ]

               Total operating            0.75%
               expenses

[A] BASED ON ESTIMATED EXPENSES FOR FIRST YEAR.
[B] EFFECTIVE AUGUST 1, 1996 FMR VOLUNTARILY AGREED TO IMPLEMENT A MANAGEMENT FEE REDUCTION. THE INDIVIDUAL FUND FEE RATE WAS REDUCED FROM 0.20% TO 0.15%. IF THIS AGREEMENT WAS NOT IN EFFECT, THE MANAGEMENT FEE WOULD BE 0.51% AND TOTAL OPERATING EXPENSES WOULD BE 1.00%.
[C] EFFECTIVE SEPTEMBER 1, 1996 FMR VOLUNTARILY AGREED TO IMPLEMENT A MANAGEMENT FEE REDUCTION. THE INDIVIDUAL FUND FEE RATE WAS REDUCED FROM 0.45% TO 0.30%. IF THIS AGREEMENT WAS NOT IN EFFECT, THE MANAGEMENT FEE WOULD BE 0.76% AND TOTAL OPERATING EXPENSES WOULD BE 1.34%.
EXPENSE TABLE EXAMPLE: You would pay the following expenses on a $1,000 investment in Institutional Class shares, assuming a 5% annual return and full redemption at the end of each time period:
      Examples

INCOME & GROWTH   After 1 year   $10

                  After 3        $30
                  years

                  After 5        $53
                  years

                  After 10       $117
                  years

          Examples

NATURAL RESOURCES   After 1 year   $12

                    After 3        $38
                    years

                    After 5        $65
                    years

                    After 10       $144
                    years

          Examples

SHORT FIXED-INCOME   After 1 year   $8

                     After 3        $24
                     years

                     After 5        $42
                     years

                     After 10       $94
                     years

THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED COSTS OR RETURNS, ALL OF WHICH MAY VARY. Effective October 30, 1995, FMR has voluntarily agreed to reimburse the Institutional Class of Income & Growth to the extent that total operating expenses as a percentage of the fund's average net assets exceed 1.25%. Effective August 30, 1996, FMR has voluntarily agreed to reimburse the Institutional Class of Natural Resources and Short Fixed-Income to the extent that total operating expenses as a percentage of each fund's average net assets exceed 1.50% and 0.75%, respectively. If this agreement were not in effect, other expenses of the Institutional Class as a percentage of average net assets would be 0.53% for Short Fixed-Income.
The following information replaces the third paragraph under the heading "FMR and Affiliates" in the "Charter" section on page 20.
As of June 30, 1996, FMR advised funds having approximately 26 million shareholder accounts with a total value of more than $394 billion.
C. Robert Chow is manager of Advisor Equity Income, which he has managed since March 1996. Previously, he managed Select Paper and Forest Products, Select Computers, and Select Insurance. In addition, he was an equity analyst covering consumer finance and household products. Mr. Chow joined Fidelity in 1989.
Bettina E. Doulton is lead manager and vice president of Advisor Income & Growth, which she has managed since March 1996. Ms. Doulton also manages Advisor Annuity Income & Growth, and Puritan(registered trademark). Previously, she managed Advisor Equity Income, VIP Equity-Income, Value, Select Automotive, and was an assistant to Peter Lynch on Magellan(registered trademark). Ms. Doulton also served as an analyst following the automotive and tire industry as well as the gaming and lodging industry. Ms. Doulton joined Fidelity in 1986.
Stephen DuFour is manager of Advisor Natural Resources, which he has managed since August 1996. He also manages several other Fidelity funds. Previously, Mr. DuFour managed other funds and was an analyst. Prior to joining Fidelity in 1992, Mr. DuFour earned an MBA in finance from the University of Chicago.
Kevin E. Grant is vice president of Advisor Income & Growth and has been manager of its fixed-income investments since March 1996. Mr. Grant is also vice president and manager of Advisor Intermediate Bond, and manager of Advisor Strategic Income's U.S. government and domestic investment grade investments. In addition, he manages the fixed-income investments of Puritan. Mr. Grant also manages Advisor World Limited Term Bond, Spartan Ginnie Mae, Ginnie Mae, and Mortgage Securities. Previously, he was vice president and chief strategist for mortgage-backed securities at Morgan Stanley and an investment director at Aetna. Mr. Grant joined Fidelity in 1993.
Lawrence Greenberg is vice president and manager of Advisor Equity Growth, which he has managed since June 1996. Mr. Greenberg also manages VIP:Growth, Growth Company, and Emerging Growth. Mr. Greenberg joined Fidelity in 1986.
Harris B. Leviton is vice president and manager of Advisor Strategic Opportunities, which he has managed since March 1996. Previously, he managed Retirement Growth, Select Electronics, and Convertible Securities. Mr. Leviton joined Fidelity in 1986.
Richard Mace, Jr. is vice president and manager of Advisor Overseas, which he has managed since March 1996. Mr. Mace also manages International Value, Global Balanced, Overseas, Advisor Annuity Overseas, and VIP Overseas. Previously, he managed International Growth & Income, Select Transportation, Select Industrial Materials, and Select Chemicals. Additionally, between 1992 and 1993, he co-managed Equity-Income and Global Balanced. Mr. Mace joined Fidelity in 1987.
Thomas Sprague is manager of Advisor Large Cap, which he has managed since March 1996. Mr. Sprague also manages Large Cap Stock, Trust Earnings Growth, and Advisor World U.S. Large Cap. Previously, he managed Select Environmental Services, Select Electronics, Select Software, and Select Computer Services. Mr. Sprague joined Fidelity in 1989.
The following information replaces the second and third paragraphs on page 23 under the heading "Global Resources Fund" in the "Investment and Principles and Risks" section.
The fund, under normal conditions, will invest at least 65% of its total assets in securities of foreign and domestic companies that own or develop natural resources, or supply goods and services to such companies, or in physical commodities. These may include companies involved either directly or through subsidiaries in exploring, mining, refining, processing, transporting, fabricating, dealing in, or owning natural resources. Natural resources include precious metals (e.g., gold, platinum and silver), ferrous and nonferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., uranium and titanium), hydrocarbons (e.g., coal, oil and natural gases), chemicals, forest products, real estate, food products and other basic commodities. FMR will seek securities whose prices directly reflect positive changes in the value of an underlying natural resource or whose issuers will benefit from particular phases in the overall economic cycle. Accordingly, the fund may shift its emphasis from one natural resource industry to another depending on prevailing trends or developments. The fund may also invest in securities of companies in other industries, and in corporate and governmental debt securities of all types. The following information replaces the two paragraphs under the heading "Income & Growth Fund" in the "Investment Principles and Risks" section on page 24.
INCOME & GROWTH FUND seeks both income and growth of capital by investing in a diversified portfolio of equity and fixed-income securities with income, growth of income and capital appreciation potential.
FMR manages the fund to maintain a balance between stocks and bonds. When FMR's outlook is neutral, it will invest approximately 60% of the fund's assets in stocks and other equity securities and the remainder in bonds and other fixed-income securities. FMR may vary from this target if it believes stocks or bonds offer more favorable opportunities, but will always invest at least 25% of the fund's total assets in fixed-income senior securities (including debt securities and preferred stock).
The fund invests in equity securities, convertible securities, common and preferred stocks, and fixed-income securities that provide income or opportunities for capital growth. The fund may buy securities that are not currently paying income but offer prospects for future income. The fund may invest in securities of foreign issuers. In selecting investments for the fund, FMR will consider such factors as the issuer's financial strength, its outlook for increased dividend or interest payments, and the potential for capital gains.
The following information replaces the second paragraph on page 25 under the heading "Government Investment Fund" in the "Investment Principles and Risks" section.
The fund normally invests only in U.S. Government securities, repurchase agreements and other instruments related to U.S. Government securities. Under normal conditions, the fund will invest at least 65% of its total assets in U.S. Government securities and repurchase agreements for U.S. Government securities. Other instruments may include futures or options on U.S. Government securities or interests in U.S. Government securities that have been repackaged by dealers or other third parties.
The following information replaces the second paragraph on page 26 under the heading "Intermediate Municipal Income Fund" in the "Investment Principles and Risks" section.
The fund normally invests at least 80% of its net assets in securities whose interest is free from federal income tax. The fund normally invests in municipal obligations rated investment-grade or higher. The fund may also invest more than 25% of its total assets in tax-free securities whose revenue sources are from similar types of projects (e.g., education, electric utilities, health care, housing, transportation or water, sewer, and gas utilities) or whose issuers share the same geographic location. The fund may, under normal conditions, invest up to 100% of its assets in municipal securities subject to the federal alternative minimum tax.
The following information replaces the second paragraph on page 26 under the heading "California Municipal Income Fund" in the "Investment Principles and Risks" section.
The fund normally invests at least 80% of its net assets in securities whose interest is free from federal and California income taxes. The fund normally invests in municipal securities of investment-grade quality. The fund may, under normal conditions, invest up to 100% of its assets in municipal securities subject to the federal alternative minimum tax.
The following information replaces the second paragraph on page 26 under the heading "New York Municipal Income Fund" in the "Investment Principles and Risks" section.
The fund normally invests at least 80% of its net assets in securities whose interest is free from federal and New York State and City personal income taxes. The fund normally invests in municipal securities of investment-grade quality. The fund may, under normal conditions, invest up to 100% of its assets in municipal securities subject to the federal alternative minimum tax.
   The following information supplements the information found in the "Securities and Investment Practices" section beginning on page 27.
    CASH MANAGEMENT.    A fund may invest in money market securities, in a
pooled account of repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income (exempt from federal income tax in the case of a tax-free money market fund) while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
RESTRICTIONS: California Municipal Income and New York Municipal Income do not currently intend to invest in money market securities or a money market fund. High Income Municipal, Intermediate Municipal Income, and Short-Intermediate Municipal Income do not currently intend to invest in a pooled account of repurchase agreements. Equity Growth and Strategic Opportunities will not invest in a money market fund.
The following information replaces the information found in the RESTRICTIONS subsection beginning on page 27 under the heading "Debt Securities" (found on page 27) in the "Securities and Investment Practices" section.
For all of the Equity Funds, purchase of a debt security is consistent with a fund's debt quality policy if it is rated at or above the stated level by Moody's Investor Service (Moody's) or rated in the equivalent categories by Standard & Poor's (S&P), or is unrated but judged to be of equivalent quality by FMR.
Natural Resources currently intends to limit its investment in lower than Baa-quality debt securities to less than 35% of its assets and currently intends to limit its investments in debt securities to Caa-quality and above.
Each of Overseas, Mid Cap, Equity Growth, Growth Opportunities, Strategic Opportunities, Large Cap, Equity Income, and Income & Growth currently intends to limit its investments in lower than Baa-quality debt securities to less than 35% of its assets.
Each of Short Fixed-Income, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income normally invests only in investment-grade securities, but reserves the right to invest up to 5% of its assets in below investment-grade securities. A security is considered to be investment-grade if it is rated investment-grade by Moody's, S&P, Duff & Phelps Credit Rating Co. (Duff & Phelps), or Fitch Investors Service, L.P. (Fitch), or is unrated but judged by FMR to be of equivalent quality. Intermediate Bond invests only in investment-grade securities, and will limit its investments in medium quality securities to 5% of its assets. A security is considered to be investment-grade or medium quality if it is rated investment-grade or medium quality, respectively, by Moody's , S&P, Duff & Phelps, or Fitch, or is unrated but judged by FMR to be of equivalent quality.
High Income Municipal does not currently intend to invest more than 10% of its total assets in bonds that are in default.
The following information replaces the similar information regarding Income & Growth and Natural Resources found in the table in the "Breakdown of Expenses" section on page 33.
                    Group      Individual   Total
                    Fee Rate   Fund Fee     Manageme
                               Rate         nt Fee

Income & Growth      0.31%      0.20%[E      0.51%
                               ]            [E]

Natural Resources    0.31%      0.45%[F      0.76%
                               ]            [F]

[E] EFFECTIVE AUGUST 1, 1996 FMR VOLUNTARILY AGREED TO REDUCE THE FUND'S INDIVIDUAL FUND FEE RATE FROM 0.20% TO 0.15%. IF THIS REDUCTION WERE IN EFFECT, THE TOTAL FEE WOULD HAVE BEEN 0.46%.
[F] EFFECTIVE SEPTEMBER 1, 1996 FMR VOLUNTARILY AGREED TO REDUCE THE FUND'S INDIVIDUAL FUND FEE RATE FROM 0.45% TO 0.30%. IF THIS REDUCTION WERE IN EFFECT, THE TOTAL FEE WOULD HAVE BEEN 0.61%.
The following information supplements the first paragraph of the "How to Sell Shares" section on page 37.
If you sell your shares of Natural Resources after holding them less than 60 days, you will pay a redemption fee equal to 1.00% of the value of those shares. Natural Resources will charge a redemption fee on shares purchased on or after March 1, 1997.
Effective September 30, 1996, the following information replaces the similar information under the heading "Selling Shares in Writing" in the "How to Sell Shares" section on page 37.
Deliver your letter to your investment professional, or mail it to the following address:
 Fidelity Investments
 P.O. Box 770002
 Cincinnati, OH 45277-0081
The following information replaces the second paragraph under the heading "Exchange privilege" in the "Investor Services" section on page 39.
Note that exchanges out of a fund are limited to four per calendar year (although exchanges out of Natural Resources are unlimited) and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see "Exchange Restrictions," page 43.
The following information replaces the fourth paragraph of the "Transaction Details" section beginning on page 41.
The OFFERING PRICE (price to buy one share) of Institutional Class shares is the NAV. The REDEMPTION PRICE (price to sell one share) of Institutional Class shares is the NAV minus any applicable redemption fee.
The following information supplements the "When you place an order to sell shares" discussion in the "Transaction Details" section on page 42.
NATURAL RESOURCES REDEMPTION FEE, if applicable, of 1.00% for shares held less than 60 days, will be deducted from the amount of your redemption. This fee is paid to the fund rather than FMR. If shares you are redeeming were not all held for the same length of time, those shares you held longest will be redeemed first for purposes of determining the applicable fee.
The following replaces the sixth bullet in the "Exchange Restrictions" section on page 43.
(small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Exchanges out of Natural Resources are unlimited, although the fund reserves the right to enact limitations in the future. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
The following information supplements the information found in the "Exchange Restrictions" section on page 43.
(small solid bullet) Each fund reserves the right to reject exchange purchases in excess of 1% of its net assets or $1 million, whichever is less. For purposes of this policy, accounts under common ownership will be aggregated.

SUPPLEMENT TO THE FIDELITY ADVISOR FUNDS: CLASS A, CLASS T, CLASS B, AND INSTITUTIONAL CLASS
STATEMENT OF ADDITIONAL INFORMATION
DATED AUGUST 30, 1996
   The following non-fundamental limit replaces the similar non-fundamental limit for each fund (except Equity Growth Fund, Strategic Opportunities Fund, New York Municipal Income Fund, and California Municipal Income Fund) in the "Investment Policies and Limitations" section beginning on page 3. The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply (i) to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger, or (ii) to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.
The following non-fundamental limit replaces non-fundamental limit (i) for Emerging Markets Income Fund, Strategic Income Fund, and Short-Intermediate Municipal Income Fund in the "Investment Policies and Limitations" section beginning on page 3.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
The following information follows the last non-fundamental limit for Emerging Markets Income Fund, Strategic Income Fund, and Short-Intermediate Municipal Income Fund in the "Investment Policies and Limitations" section beginning on page 3.
For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
The following information replaces the similar information in the "Additional Purchase, Exchange, and Redemption Information" section on page 101.
The sales charge will not apply:
5. to shares in a Fidelity or Fidelity Advisor account purchased (including purchases by exchange) with the proceeds of a distribution (i) from an employee benefit plan that qualified for waiver (11) or had a minimum of $3 million in plan assets invested in Fidelity funds; or (ii) from an insurance company separate account qualifying under (6) below or used to fund annuity contracts purchased by employee benefit plans having in the aggregate at least $3 million in plan assets invested in Fidelity funds. (Distributions other than those transferred to an IRA account must be transferred directly into a Fidelity account.)